UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

Ispire Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41680	84-5106049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19700 Magellan Drive Los Angeles, CA	90502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 742-9975

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ISPR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 16, 2023, Ispire Technology Inc. (the “Company,” “we,” “us,” “our”) issued a press release announcing results for the three and nine months ended March 31, 2023. A copy of the press release is submitted hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The words “expect,” “believe,” “estimate,” “intend,” “plan,” “anticipate,” “may,” “should,” “strategy,” “future,” “will,” “project,” “potential” and similar expressions indicate forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These risks and uncertainties include, but are not limited to the Company’s ability to generate the forecast revenue; the Company’s ability to develop and market new products; the effects of regulations relating to the marketing and sale of vaping products in the United States and other countries; the expected growth of, and trends in, the markets for our products and services in the markets in which jurisdictions that we sell our products; the Company’s ability to establish and operate manufacturing facilities in Vietnam and Los Angeles; and the risk and uncertainties described in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Special Note Regarding Forward-Looking Statements” and the additional risks described in the Company’s prospectus dated April 3, 2023 and in “Management’s Discussion of Financial Condition and Results of Operations” in the Company’s Form 10-Q quarterly report for the quarter ended March 31, 2023.

You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in the prospectus relate only to events or information as of the date on which the statements are made in the prospectus. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 16, 2023	Ispire Technology Inc.

	By:	/s/ Tuanfang Liu
		Name:	Tuanfang Liu
		Title:	Chief Executive Officer

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